                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  July 29, 2004
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
         (as Depositor of Sequoia Mortgage Funding Company 2002-A, the
           Issuer of Collateralized MBS Funding Bonds, Series 2002-A,
                 under an Indenture dated as of April 1, 2002)




                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



               Delaware                                333-22681                             91-1771827
               --------                                ---------                             ----------
    (State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)


              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events

       Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the "Bonds").

       The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, July 29, 2004.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 3, 2004



                                         SEQUOIA MORTGAGE FUNDING
                                         CORPORATION


                                         By: /s/ Harold F. Zagunis
                                             ----------------------------------
                                             Harold F. Zagunis
                                             Chief Financial Officer, Treasurer
                                             and Secretary

                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number


10.1    Monthly Payment Date Statement relating to the distribution to
        Bondholders, July 29, 2004......................................     5

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